UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2006

Hanover Direct, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08056	13-0853260
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 Harbor Boulevard, Weehawken, NJ	07086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(201) 863-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 21, 2006, Hanover Direct, Inc. (the “Company”), issued a press release announcing preliminary financial results for the fourth quarter and fiscal year 2005 and the completion of the 2004 audit and the filing of all past due SEC periodic reports.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1, Press release dated February 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER DIRECT, INC.
(Registrant)

February 21, 2006	By:	/s/ John W. Swatek
		Name:	John W. Swatek
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

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